                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event        December 20, 2001
reported)                                     ---------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

              KANSAS                     0-22760              48-1099142
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)               File Number)        Identification No.)

11300 West 89th Street, Overland Park, Kansas                    66214
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including               (913)-495-2614
area code                                   ------------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report)

Item 5.       Other Events

On December 20, 2001, Elecsys Corporation reported results for the second quarter and six months ended of the Company's 2002 fiscal year as set forth in the attached press release.

Item 7.        Financial Statements and Exhibits.

      (c)   EXHIBIT.  The following exhibits are filed herewith:

      99.1        Press Release dated December 20, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  December 20, 2001
                                          ELECSYS CORPORATION

                                          By:  /s/ Thomas C. Cargin
                                              --------------------------------
                                             Thomas C. Cargin, Vice President
                                             of Finance and Administration,
                                             Secretary and Principal
                                             Accounting Officer